EXHIBIT 1A(9)(b)

                               FORM OF APPLICATION


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[LOGO] PHOENIX     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                SINGLE PREMIUM VARIABLE
                   PO Box 8027                                                                            LIFE INSURANCE APPLICATION
                   Boston  MA 02266-8027

                   ATTN Mail Operations                                                     POLICY NUMBER __________________________
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SECTION I - PROPOSED INSURED
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Print Name as it is to appear on policy (First, Middle, Last)    Sex                            Birthdate(Month, Day, Year)
                                                                   [ ] Male   [ ] Female
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Birthplace(State or Country)                                     United States Citizen          Social Security Number
                                                                   [ ] Yes    [ ] No
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Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                  Home Telephone Number
                                                                                                (   )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)
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Current Occupation and Duties                                    Employer                       Length of Employment
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Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)              Bus. Phone No. (Include Ext.)
                                                                                                (   )            X
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Email Address
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SECTION II - OWNERSHIP (SELECT ONE, IF "B" IS ELECTED, COMPLETE THE FOLLOWING)
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[ ]A. Proposed Insured
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[ ]B. Other                       Relationship to Proposed Insured
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Name                                                                                            SS#/Tax ID Number
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Address
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Owner's Email Address
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Send statements and lapse notices to:  (in addition to owner)
[ ] Proposed Insured:          [ ] Home Address         [ ] Business Address
[ ] Secondary Addressee (Name and Address) _________________________________________________________________________________________
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SECTION III - BENEFICIARY DESIGNATION(S)
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Primary Beneficiary            Relationship to Proposed Insured            Date of Birth                 SS#/Tax ID Number

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Contingent Beneficiary         Relationship to Proposed Insured            Date of Birth                 SS#/Tax ID Number
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SECTION IV - COVERAGE APPLIED FOR
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Plan of Insurance              Face Amount                                 Single Premium
                                                                           $
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[ ] Living Benefit Rider       [ ] Other ___________________________________________________________________________________________
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SECTION V - SUITABILITY
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DO YOU UNDERSTAND THAT YOU HAVE PURCHASED A VARIABLE LIFE POLICY AND THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS? [ ] YES [ ] NO

I UNDERSTAND I HAVE PURCHASED A VARIABLE LIFE POLICY AND BELIEVE IT IS SUITABLE TO MEET MY FINANCIAL OBJECTIVES AND CONFIRM THAT I
HAVE RECEIVED THE PROSPECTUS FOR THIS POLICY AND ITS UNDERLYING FUNDS.
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IF A LIFE INSURANCE POLICY CANNOT BE ISSUED, DO YOU WISH TO APPLY FOR AN ANNUITY? [ ] YES [ ] NO
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INCOME
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Earned Income                  Independent Income                          Net Worth
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ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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ADDITIONAL COMMENTS
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SECTION VI - SUB-ACCOUNT ALLOCATION (Do Not Use Fractional Percentages, must total 100%)
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
____% Phoenix-Aberdeen International    ____% Phoenix-J.P. Morgan Research Enhanced Index       ____% MSDW Technology Portfolio
____% Phoenix-Aberdeen New Asia         ____% Phoenix-Morgan Stanley Focus Equity               ____% Mutual Shares Securities Fund
                                                                                                      - Class 2
____% Phoenix-Bankers Trust Dow 30      ____% Janus Equity Income                               ____% Templeton Asset Strategy Fund
                                                                                                      - Class 2
____% Phoenix-Duff & Phelps Real        ____% Phoenix-Oakhurst Balanced                         ____% Templeton Developing Markets
      Estate Securities                                                                               Securities Fund - Class 2
____% Phoenix-Engemann Capital Growth   ____% Phoenix-Oakhurst Growth & Income                  ____% Templeton International
                                                                                                      Securities Fund - Class 2
____% Phoenix-Engemann Nifty-Fifty      ____% Phoenix-Oakhurst Strategic Allocation             ____% Templeton Growth Securities
                                                                                                      Fund - Class 2
____% Phoenix-Federated US Govt Bond    ____% Phoenix-Schafer Mid-Cap Value                     ____% Wanger Foreign Forty
____% Phoenix-Goodwin Multi-Sector      ____% Phoenix-Schafer Mid-Cap Growth                    ____% Wanger International Small Cap
      Fixed Income
____% Phoenix-Goodwin Money Market      ____% Phoenix-Seneca Strategic Theme                    ____% Wanger Twenty
____% Phoenix-Hollister Value Equity    ____% Bankers Trust EAFE[registrated trademark]         ____% Wanger US Small Cap
                                              Equity Index
____% Phoenix-Janus Equity Income       ____% Federated Fund for US Government                  ____% Other ________________________
                                              Securities II
____% Phoenix-Janus Flexible Income     ____% Federated High Income Bond II                     ____% Other ________________________
____% Phoenix-Janus Growth              ____% Guaranteed Interest Account                       ____% Other ________________________
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Telephone Transfer and Changes in Payment Allocations
[ ] Yes [ ] No  Telephone transfers and changes in payment allocation are subject to the terms of the prospectus. If you check the
                "Yes" box, telephone orders will be accepted from you and your registered representative and you agree that, because we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.
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Do you request and agree to receive prospectuses, annual and semi-annual reports, confirmations, statements of account, proxy statements and privacy notices in an electronic format when available rather than in a paper version? [ ] Yes [ ] No
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SECTION VII - MEDICAL HISTORY OF PROPOSED INSURED
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To the best of your knowledge have you:
YES     NO
[ ]     [ ]    1. Ever had or been treated for high blood pressure, chest pain, heart disease, stroke, lung disorder, cancer, diabetes, kidney disease, liver disease, or mental or nervous disorder?
[ ]     [ ]    2. In the last five years received counseling or treatment for alcohol or other drug use?
[ ]     [ ]    3. Ever been diagnosed or treated by a medical profession for Acquired Immune Deficiency Syndrome (AIDS) or AIDS
                  Related Complex (ARC), or told that you are HIV Positive?
[ ]     [ ]    4. Smoked any cigarettes in the last 12 months?
[ ]     [ ]    5. Ever applied for life, accident, or health insurance and been postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).
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Give full details for all "Yes" answers above.
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   Name of Proposed Insured             Question Number                                            Details
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SECTION VIII - REPLACEMENT
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[ ] Yes  [ ] No  With this policy, do you plan to replace (in whole or in part, now or in the future) any existing insurance or annuity in force for this policy?
[ ] Yes  [ ] No  Do you plan to utilize values from any existing insurance policy (through loans, surrenders or otherwise) or annuity, to pay any initial or subsequent premium(s) for this policy?
For all "Yes" answers above, please provide the following information.
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    Company      Issue Date             Plan                    Amount                          Personal/Business
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                                                                $
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                                                                $
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                                                                $
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Do you have any additional life insurance policy(ies) or annuity contract(s) in force [ ] Yes [ ] No
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Total Life Insurance in force (if none, indicate)  $__________ Total Accidental Death Benefit in force (if none, indicate)  $_______
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MODIFIED ENDOWMENT CONTRACT
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In general, a single premium policy will usually be a Modified Endowment Contract for tax purposes. Therefore, policy loans and other lifetime distributions will generally result in Federal Income Tax to the owner. Death benefits, however, will be exempt for
Federal Income Tax purposes. Please consult your tax advisor.
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Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction.

                                                 AUTHORIZATION TO OBTAIN INFORMATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically-related facility, insurance company, the Medical Information Bureau (MIB), Motor Vehicle Registry or other organization, institution or person, having any records or knowledge of me or my health, to give to Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, any such information. To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge of any agency employed by the company to collect and transmit such information.

The information requested by Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. Medical information will be used only for the purpose of risk evaluation, determining eligibility for benefits under any policies issued, and for insurance statistical studies. If a medical record contains information relating to alcohol or drug abuse or mental health care, adequate information is to be released to serve these purposes.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau and the Underwriting Process.

I also authorize the preparation of an investigative consumer report. [ ] I do [ ] I do not (check one only) require that I be interviewed in connection with any investigative consumer report that may be prepared.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. It may be revoked in writing to the Company at any time until the insurance coverage has been placed in force. I understand I may, or an individual authorized to act on my behalf, may receive a copy of this authorization on request.

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I have reviewed this application, and I hereby verify that all information given on this application is true and complete to the best of my knowledge and belief, and has been fully correctly recorded.

I certify that (a) the Social Security or Tax Identification Number shown above is correct, and (b) that I am not subject to back-up withholding.

If I have applied for the Living Benefit Rider, I confirm that I have received a copy of the disclosure form (Summary of Coverage for Accelerated Benefit Rider).
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Proposed Insured                        State Signed In         Witness                         Date
X
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Owner(if other than Proposed Insured)   State Signed In         Witness                         Date
X
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The Producer hereby certifies he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ] YES [ ] NO
WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANY EXISTING INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) OR ANNUITY, TO
PAY FOR THE INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR? [ ] YES [ ] NO

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Lic. Agt./Rep.'s Name (Print)                                   Lic. Agt./Rep. Rep.'s Email Address

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Lic. Agt./Rep. Rep.'s Signature         Date                    Lic. Agt./Rep. Rep.'s I.D.No.   Lic. Agt./Rep. Rep.'s Telephone No.
X
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Broker/Dealer Name and Address                                                                  Broker/Dealer No.

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